UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2015

CELLDEX THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15006	13-3191702
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Perryville III Building, 53 Frontage Road, Suite 220,
Hampton, New Jersey	08827
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 200-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).  Compensatory Arrangements of Certain Officers.

On June 10, 2015, at our 2015 Annual Meeting of Stockholders (the “Annual Meeting”), our stockholders approved the amendment and restatement of our 2008 Stock Option and Incentive Plan (the “Amended and Restated 2008 Plan”), including an increase in the shares reserved for issuance thereunder by 6,950,000 to 14,350,000 shares.

The Amended and Restated 2008 Plan previously had been approved, subject to stockholder approval, by our board of directors. The Amended and Restated 2008 Plan became effective immediately upon stockholder approval at the Annual Meeting.

The foregoing description of the Amended and Restated 2008 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated 2008 Plan, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders

At the Annual Meeting held on June 10, 2015, our stockholders voted on the four proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 23, 2015 (the “Proxy Statement”).  The final results for the votes regarding each proposal are set forth below.

1. Our stockholders elected the following individuals to serve on our board of directors until the annual meeting of stockholders to be held in 2016. The tabulation of votes with respect to the election of such directors was as follows:

	For	Withheld	Broker Non-Votes
Larry Ellberger	68,024,684	807,602	20,554,422
Anthony S. Marucci	68,345,927	486,359	20,554,422
Herbert J. Conrad	68,442,787	389,499	20,554,422
George O. Elston	68,398,766	433,520	20,554,422
Harry H. Penner, Jr.	68,021,887	810,399	20,554,422
Karen L. Shoos	68,056,992	775,294	20,554,422
Richard A. van den Broek	65,152,107	3,680,179	20,554,422

2. Our stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2015. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
87,268,555	1,955,156	162,997	—

3. Our stockholders approved the amendment and restatement of our 2008 Stock Option and Incentive Plan, including an increase in the number of shares reserved for issuance under the Plan. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
66,599,821	2,121,354	111,111	20,554,422

4. Our stockholders voted to approve, on an advisory, non-binding basis, the compensation for our named executive officers as disclosed in the Proxy Statement. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
67,536,749	1,122,112	173,425	20,554,422

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits
10.1	Celldex Therapeutics., Inc. 2008 Stock Option and Incentive Plan, as amended and restated effective as of June 10, 2015.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLDEX THERAPEUTICS, INC.

By:	/s/ Avery W. Catlin
Name: Avery W. Catlin
Title: Senior Vice President / Chief Financial Officer

Dated: June 11, 2015